Exhibit 21.1
LIST OF SUBSIDIARIES

Name	Jurisdiction of Incorporation or Organization
Hilton Argentina SRL	Argentina
Hilton International Manage (Argentina) SRL	Argentina
259 Pitt Street Pty Ltd.	Australia
Admiral I Pty Limited	Australia
Admiral II Pty Limited	Australia
Admiral III Pty Limited	Australia
Admiral Investments Pty Limited	Australia
ATM Hotels Pty. Limited	Australia
Hilton Hotels of Australia (Melbourne) Pty Ltd	Australia
Hilton Hotels of Australia Pty Limited	Australia
Hilton International Australia Holding Pty Ltd	Australia
Hilton International Australia Pty Limited	Australia
Livingwell Australia Pty Limited	Australia
Sunrise Resources (Australia) Pty Ltd	Australia
Hilton International Wien GmbH	Austria
International Brand Hospitality Austria GmbH	Austria
Hilton International Barbados Limited	Barbados
Avenue Louise Hotel Partners S.N.C.	Belgium
Hilton International Co (Belgium) BVBA	Belgium
Hilton International (Gabarone) (Proprietary) Limited	Botswana
Hilton Brazil Operacoes E Participacoes Ltda.	Brazil
Hilton Worldwide International do Brasil Ltda.	Brazil
Hilton International (Bulgaria) EAD	Bulgaria
Hilton Canada Co.	Canada
Hilton International Canada CRA ULC	Canada
Hilton International Manage LLC - Canada	Canada
Hilton Hotel Management (Shanghai) Co Ltd	China
Hilton Hotel Management (Shanghai) Co Ltd - Beijing branch	China
Hilton Hotel Management (Shanghai) Co Ltd - Shenzhen branch	China
HI Investment (Colombia) EU	Colombia
Hilton Worldwide Manage Branchco Limited -Colombia	Colombia
Hilton International Manage LLC - Costa Rica	Costa Rica
Grand Hotel Imperial dd	Croatia
Hilton Cyprus Limited	Cyprus
Hilton Copenhagen ApS	Denmark
Hilton Egypt Trading Company (a/k/a Hilton Lil Tigara)	Egypt
Hilton International Manage LLC - Egypt	Egypt
International Company for Touristic Investments, S.A.E.	Egypt
Vista Real Estate Management Company	Egypt
Addis Ababa Hilton Private Limited Company	Ethiopia
Hilton International (France) SAS	France
Hilton International GAMMA	France
Hilton International Trocadero	France
Societe d'Exploitation Hoteliere d'Orly EURL	France
Societe d'exploitation Hoteliere La defense SAS	France
Hilton Worldwide Manage Branchco Limited Branch - Georgia	Georgia

Grundstucksgesellschaft Belvederer Allee Weimar mbH	Germany
Hilton International (Germany) GmbH	Germany
Hilton International Vermogensverwaltung GmbH	Germany
Hilton Munich Airport Hotel Manage GmbH	Germany
Hilton Service Center GmbH	Germany
Hiro Grundstucks GmbH & Co KG	Germany
HIRO Hotel GmbH & Co KG	Germany
HIRO Verwaltungs GmbH	Germany
HLT German Manage GmbH	Germany
HLT German Services GmbH	Germany
HLT Managed Mezz XI-A GmbH	Germany
HLT Managed Mezz XI-B GmbH	Germany
HLT Managed Mezz XI-C GmbH	Germany
HLT Managed Mezz XI-D GmbH	Germany
HLT Managed Mezz XI-E GmbH	Germany
HLT Managed Mezz XI-F GmbH	Germany
HLT Managed Mezz XI-G GmbH	Germany
HLT Managed Mezz XI-H GmbH	Germany
HLT Managed Mezz XI-I GmbH	Germany
HLT Managed Mezz XI-J GmbH	Germany
HLT Managed Mezz XI-K GmbH	Germany
HLT Managed XI-A Borrower GmbH	Germany
HLT Operating VII-A Borrower GmbH	Germany
Hotelbetriebsgesellschaft Hochstrasse GmbH	Germany
International Brand Hospitality GmbH	Germany
München Park Hilton Zweigniederlassung der Hilton International LLC	Germany
Hilton Worldwide Manage Ghana Limited	Ghana
Hilton (Hellas) Monoprosopi EPE	Greece
Conrad International Hotels (HK) Limited	Hong Kong
Hilton Worldwide Limited Hong Kong Branch	Hong Kong
Hilton Hotel Management Services Private Limited	India
Hilton Hotels Management India Private Limited	India
PT Hilton International Manage Indonesia	Indonesia
PT. Conrad Management Indonesia	Indonesia
Hilton Hotels (Ireland) Limited	Ireland
Hilton Israel Ltd	Israel
Tel Aviv Hilton Limited	Israel
Hilton Italiana Srl	Italy
Hilton Worldwide International Italy S.r.l.	Italy
Hotel Corporation of Europe (Milan Branch)	Italy
Hilton International Jamaica Limited	Jamaica
Conrad Osaka Godo Kaisha	Japan
Hilton Hotel Service Co Limited	Japan
Hilton Worldwide International Japan Godo-Kaisha	Japan
Nagoya Hilton Co Ltd	Japan
Nippon Hilton Co Ltd	Japan
Odawara Hilton Co., Ltd	Japan
Osaka Hilton Co Ltd	Japan
Tokyo Bay Hilton Co. Ltd	Japan
Hilton Nairobi Limited	Kenya
International Hotels (Kenya) Limited	Kenya
Hilton Worldwide Limited Korea Branch	Korea, Republic of

Hilton Worldwide Manage Branchco Limited Korea Branch	Korea, Republic of
HIC Group International Luxembourg S.a.r.l.	Luxembourg
Hilton PCB S.a.r.l.	Luxembourg
Hilton Worldwide International Luxembourg Holding S.à r.l.	Luxembourg
Madagascar Hilton SARL	Madagascar
Hilton Worldwide Manage Branchco Limited Malaysia Branch	Malaysia
Hilton International Manage (Maldives) Pvt. Ltd	Maldives
Hilton Malta Limited	Malta
Morning Light Co Ltd	Mauritius
Doubletree De Mexico, S.A. De C.V.	Mexico
Hilmex Holdings, S. de R.L. de C.V.	Mexico
Operadora de Hoteles Loreto, S. de R.L. de C.V	Mexico
Servicios y Recursos Administrativos Hoteleros S. de R.L. de C.V.	Mexico
Hilton Worldwide International Myanmar Company Limited	Myanmar
Comfort Inns BV	Netherlands
HIC Holdings BV	Netherlands
HIC Roissy Netherlands BV	Netherlands
Hilton International (Nederland) BV	Netherlands
Hilton Worldwide International CRA Holdings C.V.	Netherlands
Hotel Maatschappij Schiphol BV	Netherlands
Societe de Development Hotel Pointe des Blaguers B.V.	Netherlands
World Hotels, B.V.	Netherlands
Hilton International New Zealand Limited	New Zealand
Hilton of Panama Limited	Panama
Hilton International Co. (Spolka Akcyjna)	Poland
Hilton Worldwide Manage Branchco Limited spółka z ograniczona odpowiedzialnością Oddział w Polsce	Poland
Hilton Worldwide Manage Branchco Limited - Sucursal em Portugal	Portugal
Hilton Worldwide International Puerto Rico LLC	Puerto Rico
Mayaguez Hilton Corporation - Puerto Rico branch	Puerto Rico
Hilton Russia LLC - Russian branch	Russian Federation
Conrad International Management Services (Singapore) Pte Ltd	Singapore
Hilton International Asia Pacific Pte Ltd	Singapore
Hilton Worldwide International Singapore Pte. Ltd.	Singapore
Hilton International Manage LLC - South Africa	South Africa
Hilton International South Africa (PTY) Limited	South Africa
Hilton of Spain S.L.	Spain
Hilton International Management LLC (Sri Lanka)	Sri Lanka
Hilton International (Switzerland) GmbH	Switzerland
Conrad International (Thailand) Limited	Thailand
Hilton International (Thailand) Limited	Thailand
Hilton International Trinidad Limited	Trinidad and Tobago
Hilton Tobago Unlimited	Trinidad and Tobago
Hilton International Manage LLC Branche (Tunisia)	Tunisia
Adana Hilton Enternasyonal Otelcilik Limited Sirketi	Turkey
Ankara Enternasyonel Otelcilik Anonim Sirketi	Turkey
Hilton Enternasyonal Otelcilik AS	Turkey
Hilton Enternasyonal Otelcilik AS - Ankara branch	Turkey
Istanbul Park Hilton Enternasyonal Otelcilik Limited Sirketi	Turkey
Izmir Enternasyonel Otelcilik Anonim Sirketi	Turkey
Izmir Hilton Enternasyonal Otelcilik AS	Turkey
Kayseri Hilton Enternasyonal Otelcilik AS	Turkey
Mersin Hilton Enternasyonal Otelcilik AS	Turkey

Hilton International Management (Middle East) Corporation - Ukraine Representative Office	Ukraine
Hilton Worldwide Manage Branchco Limited (Ukraine)	Ukraine
Adda Hotels	United Kingdom
Adda Properties Limited	United Kingdom
Comfort Hotels International Limited	United Kingdom
Comfort Hotels Limited	United Kingdom
HIC Racing (Chiswick) Limited	United Kingdom
HIC Treasury Limited	United Kingdom
Hilton Finance (UK) Limited	United Kingdom
Hilton HHC Limited	United Kingdom
Hilton HIH Limited	United Kingdom
Hilton International Entities Holding Limited	United Kingdom
Hilton International Hotels (U.K.) Limited	United Kingdom
Hilton International IP Holding 2 Limited	United Kingdom
Hilton International IP Holding Limited	United Kingdom
Hilton International Master Holding Limited	United Kingdom
Hilton UK Corporate Director Limited	United Kingdom
Hilton UK Hotels Limited	United Kingdom
Hilton UK Manage Limited	United Kingdom
Hilton UK Pension Trustee Limited	United Kingdom
Hilton Worldwide Franchising LP	United Kingdom
Hilton Worldwide FS Treasury Limited	United Kingdom
Hilton Worldwide Holding 1 Limited	United Kingdom
Hilton Worldwide Holding 2 Limited	United Kingdom
Hilton Worldwide Holding LLP	United Kingdom
Hilton Worldwide Limited	United Kingdom
Hilton Worldwide Manage Branchco Limited	United Kingdom
Hilton Worldwide Manage Limited	United Kingdom
Hilton Worldwide Services Limited	United Kingdom
HLT Aro Manage Limited	United Kingdom
HLT English Operator Limited	United Kingdom
HLT London Manage Limited	United Kingdom
HLT Operating Mezz III-K Limited	United Kingdom
HLT Operating Mezz VII-A Limited	United Kingdom
HLT Operating Mezz VII-B Limited	United Kingdom
HLT Operating Mezz VII-C Limited	United Kingdom
HLT Operating Mezz VII-D Limited	United Kingdom
HLT Operating Mezz VII-E Limited	United Kingdom
HLT Operating Mezz VII-F Limited	United Kingdom
HLT Operating Mezz VII-G Limited	United Kingdom
HLT Operating Mezz VII-H Limited	United Kingdom
HLT Operating Mezz VII-I Limited	United Kingdom
HLT Operating Mezz VII-J Limited	United Kingdom
HLT Operating Mezz VII-K Limited	United Kingdom
HLT Operating Mezz V-K Limited	United Kingdom
HLT Owned IX Holding Limited	United Kingdom
HLT Owned IX-A Holding Limited	United Kingdom
HLT Owned Mezz IX-A Limited	United Kingdom
HLT Owned Mezz IX-B Limited	United Kingdom
HLT Owned Mezz IX-C Limited	United Kingdom
HLT Owned Mezz IX-D Limited	United Kingdom
HLT Owned Mezz IX-E Limited	United Kingdom

HLT Owned Mezz IX-F Limited	United Kingdom
HLT Owned Mezz IX-G Limited	United Kingdom
HLT Owned Mezz IX-H Limited	United Kingdom
HLT Owned Mezz IX-I Limited	United Kingdom
HLT Owned Mezz IX-J Limited	United Kingdom
HLT Owned Mezz IX-K Limited	United Kingdom
HLT Owned Mezz V-A Limited	United Kingdom
HLT Owned Mezz V-B Limited	United Kingdom
HLT Owned Mezz V-C Limited	United Kingdom
HLT Owned Mezz V-D Limited	United Kingdom
HLT Owned Mezz V-E Limited	United Kingdom
HLT Owned Mezz V-F Limited	United Kingdom
HLT Owned Mezz V-G Limited	United Kingdom
HLT Owned Mezz V-H Limited	United Kingdom
HLT Owned Mezz V-I Limited	United Kingdom
HLT Owned Mezz V-J Limited	United Kingdom
HLT Owned Mezz V-K Limited	United Kingdom
HLT Owned V Holding Limited	United Kingdom
HLT Owned V-A Holding Limited	United Kingdom
HLT Secretary Limited	United Kingdom
HLT Stakis IP Limited	United Kingdom
HLT Stakis Operator Limited	United Kingdom
Maple Hotels Management Company Limited	United Kingdom
MC Treasury Limited	United Kingdom
Puckrup Hall Hotel Limited	United Kingdom
Splendid Property Company Limited	United Kingdom
UK Leasing Leicester Limited	United Kingdom
3750 Residential Employer LLC	United States
3750 Residential Management LLC	United States
90210 Biltmore Management, LLC	United States
90210 Desert Resorts Management Co., LLC	United States
90210 Grand Wailea Employer LLC	United States
90210 Grand Wailea Management Co., LLC	United States
90210 LLC	United States
90210 Management Company, LLC	United States
Andiamo's O'Hare, LLC	United States
Bally's Grand Property Sub I, LLC	United States
Blue Bonnet Security Employer LLC	United States
Blue Bonnet Security, LLC	United States
Brighton at Kingston Plantation, L.L.C.	United States
Canopy Brand Management LLC	United States
Chancel Service Corporation	United States
Chesterfield Village Hotel, L.L.C.	United States
CHW Holdings, LLC	United States
Conrad International (Belgium) LLC	United States
Conrad International (Egypt) LLC	United States
Conrad International (Egypt) Resorts Corporation	United States
Conrad International (Indonesia) Corporation	United States
Conrad International Investment (Jakarta) Corporation	United States
Conrad International Manage (CIS) LLC	United States
Conrad Management LLC	United States
Curio Brand Management LLC	United States

Curio Employer LLC	United States
Curio Management LLC	United States
Destination Resorts LLC	United States
Doubletree Employer LLC	United States
Doubletree Hotel Systems LLC	United States
Doubletree Hotels LLC	United States
Doubletree International Franchise LLC	United States
Doubletree LLC	United States
Doubletree Management LLC	United States
DT Employer LLC	United States
DT Management LLC	United States
DT Real Estate, LLC	United States
DTM Atlanta/Legacy, Inc.	United States
DTR FCH Holdings, Inc.	United States
DTR Houston, Inc.	United States
Embassy Development LLC	United States
Embassy Suites Club No. 1, Inc.	United States
Embassy Suites Club No. Three, Inc.	United States
Embassy Suites Club No. Two, Inc.	United States
Embassy Suites Employer LLC	United States
Embassy Suites Management LLC	United States
Florida Conrad International Corp.	United States
GW Hotel Inc.	United States
GW Hotel Manager LLC	United States
H Alliance, Inc.	United States
Hampton Inns Employer LLC	United States
Hampton Inns Management LLC	United States
Hapeville Investors, LLC	United States
HBM Global Risk Corporation	United States
HI US Finance LLC	United States
HIC Dormant Holding LLC	United States
HIC First LLC	United States
HIC Gaming California, Inc.	United States
HIC Holdings LLC	United States
HIC Hotels U.S.A. LLC	United States
HIC Racing Corporation	United States
HIC San Pablo Limited, Inc.	United States
HIC Second LLC	United States
Hilstock Hotel Holding Corporation	United States
Hilton 11 E. Walton LLC	United States
Hilton 11 E. Walton Mezz LLC	United States
Hilton Wanxiang 11 E. Walton LLC	United States
Hilton Beverage Corporation	United States
Hilton Beverage LLC	United States
Hilton BVP Management LLC	United States
Hilton Chicago Beverage I LLC	United States
Hilton Chicago Beverage II LLC	United States
Hilton Chicago Beverage III LLC	United States
Hilton Chicago Beverage IV LLC	United States
Hilton Corporate Director LLC	United States
Hilton Domestic Franchise LLC	United States
Hilton Domestic Management LLC	United States

Hilton Domestic Operating Company Inc.	United States
Hilton El Con Management LLC	United States
Hilton El Con Operator LLC	United States
Hilton Employer Inc.	United States
Hilton Finance Inc.	United States
Hilton Franchise Holding LLC	United States
Hilton Garden Inns Employer LLC	United States
Hilton Garden Inns Management LLC	United States
Hilton Hawaii Corporation	United States
Hilton Holdings LLC	United States
Hilton Honors Worldwide LLC	United States
Hilton Hospitality LLC	United States
Hilton Hotel Employer LLC	United States
Hilton Illinois Holdings LLC	United States
Hilton Illinois LLC	United States
Hilton International (Moscow) LLC	United States
Hilton International Ecuador LLC	United States
Hilton International Franchisor LLC	United States
Hilton International Holding LLC	United States
Hilton International Holding USA Corporation	United States
Hilton International Holdings LLC	United States
Hilton International LLC	United States
Hilton International Manage LLC	United States
Hilton International Management LLC	United States
Hilton Management Liquor LLC	United States
Hilton Management LLC	United States
Hilton NUS HSS, Inc.	United States
Hilton Reservations Worldwide, L.L.C.	United States
Hilton Russia LLC	United States
Hilton San Diego LLC	United States
Hilton Supply Management LLC	United States
Hilton Systems Solutions, LLC	United States
Hilton Telemarketing LLC	United States
Hilton Travel Services LLC	United States
Hilton U.S. Finance LLC	United States
Hilton Worldwide Domestic FS Treasury LLC	United States
Hilton Worldwide Finance Corp.	United States
Hilton Worldwide Finance LLC	United States
Hilton Worldwide Holdings Inc.	United States
Hilton Worldwide International Holding 1 LLC	United States
Hilton Worldwide Parent LLC	United States
HLT Amity LLC	United States
HLT Audubon LLC	United States
HLT Brazil LLC	United States
HLT Conrad Domestic Employer LLC	United States
HLT Conrad Domestic LLC	United States
HLT Drake Employer LLC	United States
HLT Drake LLC	United States
HLT ESP International Franchise LLC	United States
HLT ESP International Franchisor Corporation	United States
HLT ESP International Manage LLC	United States
HLT ESP International Management Corporation	United States

HLT ESP Manage LLC	United States
HLT Existing Franchise Holding LLC	United States
HLT Franchise V Borrower LLC	United States
HLT HSM Holding LLC	United States
HLT HSS Holding LLC	United States
HLT International Existing Franchise Holding LLC	United States
HLT International Manage LLC	United States
HLT JV Acquisition LLC	United States
HLT Lifestyle International Franchise LLC	United States
HLT Lifestyle International Franchisor Corporation	United States
HLT Lifestyle International Manage LLC	United States
HLT Lifestyle International Management Corporation	United States
HLT Lifestyle Manage LLC	United States
HLT Managed Mezz VI-A LLC	United States
HLT Managed Mezz VI-B LLC	United States
HLT Managed Mezz VI-C LLC	United States
HLT Managed Mezz VI-D LLC	United States
HLT Managed Mezz VI-E LLC	United States
HLT Managed Mezz VI-F LLC	United States
HLT Managed Mezz VI-G LLC	United States
HLT Managed Mezz VI-H LLC	United States
HLT Managed Mezz VI-I LLC	United States
HLT Managed Mezz VI-J LLC	United States
HLT Managed Mezz VI-K LLC	United States
HLT Managed VI Holding LLC	United States
HLT Managed VI-A Borrower LLC	United States
HLT Managed VI-A Holding LLC	United States
HLT Managed XII-A Holding LLC	United States
HLT Mexico LLC	United States
HLT Owned VI-A Holding LLC	United States
HLT Owned VII Holding LLC	United States
HLT Owned VII-A Holding LLC	United States
HLT Owned Mezz VII-A LLC	United States
HLT Owned Mezz VII-B LLC	United States
HLT Owned Mezz VII-C LLC	United States
HLT Owned Mezz VII-D LLC	United States
HLT Owned Mezz VII-E LLC	United States
HLT Owned Mezz VII-F LLC	United States
HLT Owned Mezz VII-G LLC	United States
HLT Owned Mezz VII-H LLC	United States
HLT Owned Mezz VII-I LLC	United States
HLT Owned Mezz VII-J LLC	United States
HLT Owned Mezz VII-K LLC	United States
HLT Palmer Employer LLC	United States
HLT Palmer LLC	United States
HLT Prism LLC	United States
HLT Waldorf=Astoria International Manage LLC	United States
Home2 Brand Management LLC	United States
Home2 Employer LLC	United States
Home2 Management LLC	United States
Homewood Suites Employer LLC	United States
Homewood Suites Management LLC	United States

Hotel Clubs of Corporate Woods, Inc.	United States
Hotel Corporation of Europe, LLC	United States
Hotel Management (Middle East) LLC	United States
Hotel Management of Minneapolis Inc.	United States
Hotels Statler Company, Inc.	United States
Hotels Statler Employer LLC	United States
HPP Hotels USA LLC	United States
HPP International LLC	United States
Inhil Co., Inc.	United States
Innvision, LLC	United States
International Rivercenter Lessee, L.L.C.	United States
LXR Employer LLC	United States
LXR Management LLC	United States
Margate Towers at Kingston Plantation, L.L.C.	United States
Mayaguez Hilton LLC	United States
Milbuck Holdings, Inc	United States
Motto Employer LLC	United States
Motto Management LLC	United States
On Command Corporation	United States
P55 Beverage LLC	United States
Peacock Alley Service Company, LLC	United States
Potter's Bar Palmer House, LLC	United States
Promus Hotel Services, Inc.	United States
Promus Hotels Florida LLC	United States
Promus Hotels LLC	United States
Promus Hotels Parent LLC	United States
Promus/FCH Condominium Company, L.L.C.	United States
Promus/FCH Development Company, L.L.C.	United States
SALC, Inc.	United States
SALC II LLC	United States
SALC III LLC	United States
Signia Hotel Employer LLC	United States
Signia Hotel Management LLC	United States
Tapestry Employer LLC	United States
Tapestry Management LLC	United States
Thayer Hotel Investors Trust IV	United States
Tru Brand Management LLC	United States
WA Collection International, LLC	United States
Waldorf=Astoria Employer LLC	United States
Waldorf=Astoria Management LLC	United States
Washington Hilton, L.L.C.	United States
Hilton Worldwide Manage Branchco Ltd - Uruguay Branch	Uruguay
Hilton Internacional de Venezuela CA	Venezuela, Bolivarian Republic of